Filed pursuant to Rule 433

Registration Nos. 333-269898 and

333-269898-01

September 5, 2023

BHP Group Limited

Pricing Details on BHP Billiton Finance (USA) Limited 5.250% Senior Notes due 2026

Issuer:	BHP Billiton Finance (USA) Limited

Guarantor:	BHP Group Limited

Security:	5.250% Senior Notes due 2026 (the “2026 Notes”)

Principal Amount:	US$850,000,000

Denominations:	US$2,000 and integral multiples of US$1,000

Settlement Date (T+3)**:	September 8, 2023

Guarantee:	Payment of the principal of and interest on the 2026 Notes is fully and unconditionally guaranteed by the Guarantor

Maturity Date:	September 8, 2026

Day Count:	30/360

Day Count Convention:	Following, unadjusted

Interest Rate:	5.250% per annum

Date interest starts accruing:	September 8, 2023

Interest Payment Dates:	March 8 and September 8 of each year, subject to the Day Count Convention, commencing on the First Interest Payment Date

First Interest Payment Date:	March 8, 2024

Benchmark Treasury:	4.375% due August 2026

Benchmark Treasury Price:	99-07 1⁄4

Benchmark Treasury Yield:	4.659%

Spread to Benchmark Treasury:	65bps

Re-offer Yield:	5.309%

Ranking:	The 2026 Notes are unsecured obligations of the Issuer and will rank equally with all of the Issuer’s other unsecured and unsubordinated indebtedness

Governing Law:	New York

Optional Redemption:	Make-Whole Call: at the Treasury Rate plus 10bps at any time

Issue Price:	99.838%

Gross Proceeds:	US$848,623,000

Underwriters’ Fee:	0.250%

Filed pursuant to Rule 433

Registration Nos. 333-269898 and

333-269898-01

September 5, 2023

All-in Price:	99.588%

Proceeds to Issuer:	US$846,498,000

Global Coordinator:	Citigroup Global Markets Inc.

Joint Bookrunners:

Citigroup Global Markets Inc.

Deutsche Bank Securities Inc.

Goldman Sachs & Co. LLC

J.P. Morgan Securities LLC

Scotia Capital (USA) Inc.

ANZ Securities, Inc.

Bank of China Limited, London Branch

Barclays Capital Inc.

BNP Paribas Securities Corp.

BofA Securities, Inc.

China Construction Bank (Asia) Corporation Limited

CIBC World Markets Corp.

Credit Agricole Securities (USA) Inc.

DBS Bank Ltd.

ICBC Standard Bank Plc

Mizuho Securities USA LLC

MUFG Securities Americas Inc.

Santander US Capital Markets LLC

SMBC Nikko Securities America, Inc.

UBS Securities LLC

Westpac Banking Corporation

CUSIP:	055451 BB3

ISIN:	US055451BB38

**

BHP Billiton Finance (USA) Limited expects that delivery of the 2026 Notes will be made to investors on or about September 8, 2023, which will be the third business day following the date of pricing of the 2026 Notes (such settlement being referred to as “T+3”). Under Rule 15c6-1 under the U.S. Securities Exchange Act of 1934, trades in the secondary market are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade 2026 Notes prior to the second business day before the delivery of the 2026 Notes will be required, by virtue of the fact that the 2026 Notes initially settle in T+3, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement. Purchasers of the 2026 who wish to trade 2026 Notes prior to the second business day prior to the date of delivery of the 2026 Notes should consult their advisors.

Conflicts of Interest - All the underwriters or their affiliates are lenders under the Acquisition Facility and will receive a portion of the net proceeds of this offering, which are intended to be used toward the repayment in full of US$5 billion principal amount of outstanding borrowings under the Acquisition Facility. To the extent that affiliates of Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Scotia Capital (USA) Inc. and any other underwriters or their affiliates receive 5% or more of the net proceeds of this offering (not including the underwriting discount), such underwriters will have a “conflict of interest” pursuant to Rule 5121 of the Financial Industry Regulation Authority (“FINRA”) and this offering will be made in compliance with the requirements of FINRA Rule 5121. Because the 2026 Notes will be investment grade rated, pursuant to Rule 5121, the appointment of a “qualified independent underwriter” is not necessary in connection with this offering. Any underwriter that has a conflict of interest pursuant to Rule 5121, including Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Scotia Capital (USA) Inc., may not confirm sales of the 2026 Notes to any account over which it exercises discretionary authority without the prior written approval of the customer.

Filed pursuant to Rule 433

Registration Nos. 333-269898 and

333-269898-01

September 5, 2023

UK MiFIR – professionals/ECPs-only / No PRIIPs or UK PRIIPs KID – Manufacturer target market (UK MiFIR product governance) is eligible counterparties and professional clients only (all distribution channels). No PRIIPs or UK PRIIPs key information document (KID) has been prepared as the 2026 Notes are not available to retail in EEA or the UK.

The communication of this term sheet and any other document or materials relating to the issue of the 2026 Notes is not being made, and such documents and/or materials have not been approved, by an authorized person for the purposes of section 21 of the United Kingdom’s Financial Services and Markets Act 2000, as amended. Accordingly, this term sheet and such other documents and/or materials are not being distributed to, and must not be passed on to, the general public in the United Kingdom. This term sheet and such other documents and/or materials are for distribution only to persons who (i) have professional experience in matters relating to investments and who fall within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the “Financial Promotion Order”)), (ii) fall within Article 49(2)(a) to (d) of the Financial Promotion Order or (iii) are outside the United Kingdom (all such persons together being referred to as “relevant persons”). This term sheet and any other document or materials relating to the issue of the 2026 Notes are directed only at relevant persons and must not be acted on or relied on by persons who are not relevant persons. Any investment or investment activity to which this term sheet and any other document or materials relating to the issue of the 2026 Notes relates will be engaged in only with relevant persons. Any person in the United Kingdom that is not a relevant person should not act or rely on this term sheet or any other documents and/or materials relating to the issue of the 2026 Notes or any of its contents.

The Issuer and the Guarantor have filed a registration statement (including a prospectus and a preliminary prospectus supplement) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and the other documents the Issuer and the Guarantor have filed with the SEC for more complete information about the Issuer, the Guarantor and this offering. The offer is being made only by means of a prospectus and related prospectus supplement. You may get these documents for free by visiting the SEC’s website at www.sec.gov. Alternatively, the Issuer, the Guarantor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus and the related preliminary prospectus supplement if you request it by calling Citigroup Global Markets Inc. at 1-800-831-9146, Deutsche Bank Securities Inc. at 1-800-503-4611, Goldman Sachs & Co. LLC at 1-866-471-2526, J.P. Morgan Securities LLC at 1-212-834-4533 and Scotia Capital (USA) Inc. at 1-800-372-3930.

Filed pursuant to Rule 433

Registration Nos. 333-269898 and

333-269898-01

September 5, 2023

BHP Group Limited

Pricing Details on BHP Billiton Finance (USA) Limited 5.100% Senior Notes due 2028

Issuer:	BHP Billiton Finance (USA) Limited

Guarantor:	BHP Group Limited

Security:	5.100% Senior Notes due 2028 (the “2028 Notes”)

Principal Amount:	US$700,000,000

Denominations:	US$2,000 and integral multiples of US$1,000

Settlement Date (T+3)**:	September 8, 2023

Guarantee:	Payment of the principal of and interest on the 2028 Notes is fully and unconditionally guaranteed by the Guarantor

Maturity Date:	September 8, 2028

Day Count:	30/360

Day Count Convention:	Following, unadjusted

Interest Rate:	5.100% per annum

Date interest starts accruing:	September 8, 2023

Interest Payment Dates:	March 8 and September 8 of each year, subject to the Day Count Convention, commencing on the First Interest Payment Date

First Interest Payment Date:	March 8, 2024

Benchmark Treasury:	4.375% due August 2028

Benchmark Treasury Price:	100-00 1⁄4

Benchmark Treasury Yield:	4.373%

Spread to Benchmark Treasury:	85bps

Re-offer Yield:	5.223%

Ranking:	The 2028 Notes are unsecured obligations of the Issuer and will rank equally with all of the Issuer’s other unsecured and unsubordinated indebtedness

Governing Law:	New York

Optional Redemption:	Make-Whole Call: at the Treasury Rate plus 15bps at any time before August 8, 2028 Par Call at any time on or after August 8, 2028

Issue Price:	99.465%

Gross Proceeds:	US$ 696,255,000

Filed pursuant to Rule 433

Registration Nos. 333-269898 and

333-269898-01

September 5, 2023

Underwriters’ Fee:	0.350%

All-in Price:	99.115%

Proceeds to Issuer:	US$ 693,805,000

Global Coordinator:	Citigroup Global Markets Inc.

Joint Bookrunners:

Citigroup Global Markets Inc.

Deutsche Bank Securities Inc.

Goldman Sachs & Co. LLC

J.P. Morgan Securities LLC

Scotia Capital (USA) Inc.

ANZ Securities, Inc.

Bank of China Limited, London Branch

Barclays Capital Inc.

BNP Paribas Securities Corp.

BofA Securities, Inc.

China Construction Bank (Asia) Corporation Limited

CIBC World Markets Corp.

Credit Agricole Securities (USA) Inc.

DBS Bank Ltd.

ICBC Standard Bank Plc

Mizuho Securities USA LLC

MUFG Securities Americas Inc.

Santander US Capital Markets LLC

SMBC Nikko Securities America, Inc.

UBS Securities LLC

Westpac Banking Corporation

CUSIP:	055451 BC1

ISIN:	US055451BC11

**

BHP Billiton Finance (USA) Limited expects that delivery of the 2028 Notes will be made to investors on or about September 8, 2023, which will be the third business day following the date of pricing of the 2028 Notes (such settlement being referred to as “T+3”). Under Rule 15c6-1 under the U.S. Securities Exchange Act of 1934, trades in the secondary market are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade 2028 Notes prior to the second business day before the delivery of the 2028 Notes will be required, by virtue of the fact that the 2028 Notes initially settle in T+3, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement. Purchasers of the 2028 Notes who wish to trade 2028 Notes prior to the second business day prior to the date of delivery of the 2028 Notes should consult their advisors.

Conflicts of Interest - All the underwriters or their affiliates are lenders under the Acquisition Facility and will receive a portion of the net proceeds of this offering, which are intended to be used toward the repayment in full of US$5 billion principal amount of outstanding borrowings under the Acquisition Facility. To the extent that affiliates of Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Scotia Capital (USA) Inc. and any other underwriters or their affiliates receive 5% or more of the net proceeds of this offering (not including the underwriting discount), such underwriters will have a “conflict of interest” pursuant to Rule 5121 of the Financial Industry Regulation Authority (“FINRA”) and this offering will be made in compliance with the requirements of FINRA Rule 5121. Because the 2028 Notes will be investment grade rated, pursuant to Rule 5121, the appointment of a “qualified independent underwriter” is not necessary in connection with this offering. Any underwriter that has a conflict of interest pursuant to Rule 5121, including Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Scotia Capital (USA) Inc., may not confirm sales of the 2028 Notes to any account over which it exercises discretionary authority without the prior written approval of the customer.

Filed pursuant to Rule 433

Registration Nos. 333-269898 and

333-269898-01

September 5, 2023

UK MiFIR – professionals/ECPs-only / No PRIIPs or UK PRIIPs KID – Manufacturer target market (UK MiFIR product governance) is eligible counterparties and professional clients only (all distribution channels). No PRIIPs or UK PRIIPs key information document (KID) has been prepared as the 2028 Notes are not available to retail in EEA or the UK.

The communication of this term sheet and any other document or materials relating to the issue of the 2028 Notes is not being made, and such documents and/or materials have not been approved, by an authorized person for the purposes of section 21 of the United Kingdom’s Financial Services and Markets Act 2000, as amended. Accordingly, this term sheet and such other documents and/or materials are not being distributed to, and must not be passed on to, the general public in the United Kingdom. This term sheet and such other documents and/or materials are for distribution only to persons who (i) have professional experience in matters relating to investments and who fall within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the “Financial Promotion Order”)), (ii) fall within Article 49(2)(a) to (d) of the Financial Promotion Order or (iii) are outside the United Kingdom (all such persons together being referred to as “relevant persons”). This term sheet and any other document or materials relating to the issue of the 2028 Notes are directed only at relevant persons and must not be acted on or relied on by persons who are not relevant persons. Any investment or investment activity to which this term sheet and any other document or materials relating to the issue of the 2028 Notes relates will be engaged in only with relevant persons. Any person in the United Kingdom that is not a relevant person should not act or rely on this term sheet or any other documents and/or materials relating to the issue of the 2028 Notes or any of its contents.

The Issuer and the Guarantor have filed a registration statement (including a prospectus and a preliminary prospectus supplement) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and the other documents the Issuer and the Guarantor have filed with the SEC for more complete information about the Issuer, the Guarantor and this offering. The offer is being made only by means of a prospectus and related prospectus supplement. You may get these documents for free by visiting the SEC’s website at www.sec.gov. Alternatively, the Issuer, the Guarantor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus and the related preliminary prospectus supplement if you request it by calling Citigroup Global Markets Inc. at 1-800-831-9146, Deutsche Bank Securities Inc. at 1-800-503-4611, Goldman Sachs & Co. LLC at 1-866-471-2526, J.P. Morgan Securities LLC at 1-212-834-4533 and Scotia Capital (USA) Inc. at 1-800-372-3930.

Filed pursuant to Rule 433

Registration Nos. 333-269898 and

333-269898-01

September 5, 2023

BHP Group Limited

Pricing Details on BHP Billiton Finance (USA) Limited 5.250% Senior Notes due 2030

Issuer:	BHP Billiton Finance (USA) Limited

Guarantor:	BHP Group Limited

Security:	5.250% Senior Notes due 2030 (the “2030 Notes”)

Principal Amount:	US$900,000,000

Denominations:	US$2,000 and integral multiples of US$1,000

Settlement Date (T+3)**:	September 8, 2023

Guarantee:	Payment of the principal of and interest on the 2030 Notes is fully and unconditionally guaranteed by the Guarantor

Maturity Date:	September 8, 2030

Day Count:	30/360

Day Count Convention:	Following, unadjusted

Interest Rate:	5.250% per annum

Date interest starts accruing:	September 8, 2023

Interest Payment Dates:	March 8 and September 8 of each year, subject to the Day Count Convention, commencing on the First Interest Payment Date

First Interest Payment Date:	March 8, 2024

Benchmark Treasury:	4.125% due August 2030

Benchmark Treasury Price:	98-22+

Benchmark Treasury Yield:	4.342%

Spread to Benchmark Treasury:	100bps

Re-offer Yield:	5.342%

Ranking:	The 2030 Notes are unsecured obligations of the Issuer and will rank equally with all of the Issuer’s other unsecured and unsubordinated indebtedness

Governing Law:	New York

Optional Redemption:	Make-Whole Call: at the Treasury Rate plus 15bps at any time before July 8, 2030 Par Call at any time on or after July 8, 2030

Issue Price:	99.469%

Gross Proceeds:	US$895,221,000

Filed pursuant to Rule 433

Registration Nos. 333-269898 and

333-269898-01

September 5, 2023

Underwriters’ Fee:	0.400%

All-in Price:	99.069%

Proceeds to Issuer:	US$891,621,000

Global Coordinator:	Citigroup Global Markets Inc.

Joint Bookrunners:

Citigroup Global Markets Inc.

Deutsche Bank Securities Inc.

Goldman Sachs & Co. LLC

J.P. Morgan Securities LLC

Scotia Capital (USA) Inc.

ANZ Securities, Inc.

Bank of China Limited, London Branch

Barclays Capital Inc.

BNP Paribas Securities Corp.

BofA Securities, Inc.

China Construction Bank (Asia) Corporation Limited

CIBC World Markets Corp.

Credit Agricole Securities (USA) Inc.

DBS Bank Ltd.

ICBC Standard Bank Plc

Mizuho Securities USA LLC

MUFG Securities Americas Inc.

Santander US Capital Markets LLC

SMBC Nikko Securities America, Inc.

UBS Securities LLC

Westpac Banking Corporation

CUSIP:	055451 BD9

ISIN:	US055451BD93

**

BHP Billiton Finance (USA) Limited expects that delivery of the 2030 Notes will be made to investors on or about September 8, 2023, which will be the third business day following the date of pricing of the 2030 Notes (such settlement being referred to as “T+3”). Under Rule 15c6-1 under the U.S. Securities Exchange Act of 1934, trades in the secondary market are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade 2030 Notes prior to the second business day before the delivery of the 2030 Notes will be required, by virtue of the fact that the 2030 Notes initially settle in T+3, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement. Purchasers of the 2030 Notes who wish to trade 2030 Notes prior to the second business day prior to the date of delivery of the 2030 Notes should consult their advisors.

Conflicts of Interest - All the underwriters or their affiliates are lenders under the Acquisition Facility and will receive a portion of the net proceeds of this offering, which are intended to be used toward the repayment in full of US$5 billion principal amount of outstanding borrowings under the Acquisition Facility. To the extent that affiliates of Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Scotia Capital (USA) Inc. and any other underwriters or their affiliates receive 5% or more of the net proceeds of this offering (not including the underwriting discount), such underwriters will have a “conflict of interest” pursuant to Rule 5121 of the Financial Industry Regulation Authority (“FINRA”) and this offering will be made in compliance with the requirements of FINRA Rule 5121. Because the 2030 Notes will be investment grade rated, pursuant to Rule 5121, the appointment of a “qualified independent underwriter” is not necessary in connection with this offering. Any underwriter that has a conflict of interest pursuant to Rule 5121, including Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Scotia Capital (USA) Inc., may not confirm sales of the 2030 Notes to any account over which it exercises discretionary authority without the prior written approval of the customer.

Filed pursuant to Rule 433

Registration Nos. 333-269898 and

333-269898-01

September 5, 2023

UK MiFIR – professionals/ECPs-only / No PRIIPs or UK PRIIPs KID – Manufacturer target market (UK MiFIR product governance) is eligible counterparties and professional clients only (all distribution channels). No PRIIPs or UK PRIIPs key information document (KID) has been prepared as the 2030 Notes are not available to retail in EEA or the UK.

The communication of this term sheet and any other document or materials relating to the issue of the 2030 Notes is not being made, and such documents and/or materials have not been approved, by an authorized person for the purposes of section 21 of the United Kingdom’s Financial Services and Markets Act 2000, as amended. Accordingly, this term sheet and such other documents and/or materials are not being distributed to, and must not be passed on to, the general public in the United Kingdom. This term sheet and such other documents and/or materials are for distribution only to persons who (i) have professional experience in matters relating to investments and who fall within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the “Financial Promotion Order”)), (ii) fall within Article 49(2)(a) to (d) of the Financial Promotion Order or (iii) are outside the United Kingdom (all such persons together being referred to as “relevant persons”). This term sheet and any other document or materials relating to the issue of the 2030 Notes are directed only at relevant persons and must not be acted on or relied on by persons who are not relevant persons. Any investment or investment activity to which this term sheet and any other document or materials relating to the issue of the 2030 Notes relates will be engaged in only with relevant persons. Any person in the United Kingdom that is not a relevant person should not act or rely on this term sheet or any other documents and/or materials relating to the issue of the 2030 Notes or any of its contents.

The Issuer and the Guarantor have filed a registration statement (including a prospectus and a preliminary prospectus supplement) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and the other documents the Issuer and the Guarantor have filed with the SEC for more complete information about the Issuer, the Guarantor and this offering. The offer is being made only by means of a prospectus and related prospectus supplement. You may get these documents for free by visiting the SEC’s website at www.sec.gov. Alternatively, the Issuer, the Guarantor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus and the related preliminary prospectus supplement if you request it by calling Citigroup Global Markets Inc. at 1-800-831-9146, Deutsche Bank Securities Inc. at 1-800-503-4611, Goldman Sachs & Co. LLC at 1-866-471-2526, J.P. Morgan Securities LLC at 1-212-834-4533 and Scotia Capital (USA) Inc. at 1-800-372-3930.

Filed pursuant to Rule 433

Registration Nos. 333-269898 and

333-269898-01

September 5, 2023

BHP Group Limited

Pricing Details on BHP Billiton Finance (USA) Limited 5.250% Senior Notes due 2033

Issuer:	BHP Billiton Finance (USA) Limited

Guarantor:	BHP Group Limited

Security:	5.250% Senior Notes due 2033 (the “2033 Notes”)

Principal Amount:	US$1,500,000,000

Denominations:	US$2,000 and integral multiples of US$1,000

Settlement Date (T+3)**:	September 8, 2023

Guarantee:	Payment of the principal of and interest on the 2033 Notes is fully and unconditionally guaranteed by the Guarantor

Maturity Date:	September 8, 2033

Day Count:	30/360

Day Count Convention:	Following, unadjusted

Interest Rate:	5.250% per annum

Date interest starts accruing:	September 8, 2023

Interest Payment Dates:	March 8 and September 8 of each year, subject to the Day Count Convention, commencing on the First Interest Payment Date

First Interest Payment Date:	March 8, 2024

Benchmark Treasury:	3.875% due August 2033

Benchmark Treasury Price:	96-29

Benchmark Treasury Yield:	4.260%

Spread to Benchmark Treasury:	110bps

Re-offer Yield:	5.360%

Ranking:	The 2033 Notes are unsecured obligations of the Issuer and will rank equally with all of the Issuer’s other unsecured and unsubordinated indebtedness

Governing Law:	New York

Optional Redemption:	Make-Whole Call: at the Treasury Rate plus 20bps at any time before June 8, 2033 Par Call at any time on or after June 8, 2033

Issue Price:	99.157%

Gross Proceeds:	US$ 1,487,355,000

Filed pursuant to Rule 433

Registration Nos. 333-269898 and

333-269898-01

September 5, 2023

Underwriters’ Fee:	0.450%

All-in Price:	98.707%

Proceeds to Issuer:	US$1,480,605,000

Global Coordinator:	Citigroup Global Markets Inc.

Joint Bookrunners:

Citigroup Global Markets Inc.

Deutsche Bank Securities Inc.

Goldman Sachs & Co. LLC

J.P. Morgan Securities LLC

Scotia Capital (USA) Inc.

ANZ Securities, Inc.

Bank of China Limited, London Branch

Barclays Capital Inc.

BNP Paribas Securities Corp.

BofA Securities, Inc.

China Construction Bank (Asia) Corporation Limited

CIBC World Markets Corp.

Credit Agricole Securities (USA) Inc.

DBS Bank Ltd.

ICBC Standard Bank Plc

Mizuho Securities USA LLC

MUFG Securities Americas Inc.

Santander US Capital Markets LLC

SMBC Nikko Securities America, Inc.

UBS Securities LLC

Westpac Banking Corporation

CUSIP:	055451 BE7

ISIN:	US055451BE76

**

BHP Billiton Finance (USA) Limited expects that delivery of the 2033 Notes will be made to investors on or about September 8, 2023, which will be the third business day following the date of pricing of the 2033 Notes (such settlement being referred to as “T+3”). Under Rule 15c6-1 under the U.S. Securities Exchange Act of 1934, trades in the secondary market are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade 2033 Notes prior to the second business day before the delivery of the 2033 Notes will be required, by virtue of the fact that the 2033 Notes initially settle in T+3, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement. Purchasers of the 2033 Notes who wish to trade 2033 Notes prior to the second business day prior to the date of delivery of the 2033 Notes should consult their advisors.

Conflicts of Interest - All the underwriters or their affiliates are lenders under the Acquisition Facility and will receive a portion of the net proceeds of this offering, which are intended to be used toward the repayment in full of US$5 billion principal amount of outstanding borrowings under the Acquisition Facility. To the extent that affiliates of Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Scotia Capital (USA) Inc. and any other underwriters or their affiliates receive 5% or more of the net proceeds of this offering (not including the underwriting discount), such underwriters will have a “conflict of interest” pursuant to Rule 5121 of the Financial Industry Regulation Authority (“FINRA”) and this offering will be made in compliance with the requirements of FINRA Rule 5121. Because the 2033 Notes will be investment grade rated, pursuant to Rule 5121, the appointment of a “qualified independent underwriter” is not necessary in connection with this offering. Any underwriter that has a conflict of interest pursuant to Rule 5121, including Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Scotia Capital (USA) Inc., may not confirm sales of the 2033 Notes to any account over which it exercises discretionary authority without the prior written approval of the customer.

Filed pursuant to Rule 433

Registration Nos. 333-269898 and

333-269898-01

September 5, 2023

UK MiFIR – professionals/ECPs-only / No PRIIPs or UK PRIIPs KID – Manufacturer target market (UK MiFIR product governance) is eligible counterparties and professional clients only (all distribution channels). No PRIIPs or UK PRIIPs key information document (KID) has been prepared as the 2033 Notes are not available to retail in EEA or the UK.

The communication of this term sheet and any other document or materials relating to the issue of the 2033 Notes is not being made, and such documents and/or materials have not been approved, by an authorized person for the purposes of section 21 of the United Kingdom’s Financial Services and Markets Act 2000, as amended. Accordingly, this term sheet and such other documents and/or materials are not being distributed to, and must not be passed on to, the general public in the United Kingdom. This term sheet and such other documents and/or materials are for distribution only to persons who (i) have professional experience in matters relating to investments and who fall within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the “Financial Promotion Order”)), (ii) fall within Article 49(2)(a) to (d) of the Financial Promotion Order or (iii) are outside the United Kingdom (all such persons together being referred to as “relevant persons”). This term sheet and any other document or materials relating to the issue of the 2033 Notes are directed only at relevant persons and must not be acted on or relied on by persons who are not relevant persons. Any investment or investment activity to which this term sheet and any other document or materials relating to the issue of the 2033 Notes relates will be engaged in only with relevant persons. Any person in the United Kingdom that is not a relevant person should not act or rely on this term sheet or any other documents and/or materials relating to the issue of the 2033 Notes or any of its contents.

The Issuer and the Guarantor have filed a registration statement (including a prospectus and a preliminary prospectus supplement) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and the other documents the Issuer and the Guarantor have filed with the SEC for more complete information about the Issuer, the Guarantor and this offering. The offer is being made only by means of a prospectus and related prospectus supplement. You may get these documents for free by visiting the SEC’s website at www.sec.gov. Alternatively, the Issuer, the Guarantor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus and the related preliminary prospectus supplement if you request it by calling Citigroup Global Markets Inc. at 1-800-831-9146, Deutsche Bank Securities Inc. at 1-800-503-4611, Goldman Sachs & Co. LLC at 1-866-471-2526, J.P. Morgan Securities LLC at 1-212-834-4533 and Scotia Capital (USA) Inc. at 1-800-372-3930.

Filed pursuant to Rule 433

Registration Nos. 333-269898 and

333-269898-01

September 5, 2023

BHP Group Limited

Pricing Details on BHP Billiton Finance (USA) Limited 5.500% Senior Notes due 2053

Issuer:	BHP Billiton Finance (USA) Limited

Guarantor:	BHP Group Limited

Security:	5.500% Senior Notes due 2053 (the “2053 Notes”)

Principal Amount:	US$800,000,000

Denominations:	US$2,000 and integral multiples of US$1,000

Settlement Date (T+3)**:	September 8, 2023

Guarantee:	Payment of the principal of and interest on the 2053 Notes is fully and unconditionally guaranteed by the Guarantor

Maturity Date:	September 8, 2053

Day Count:	30/360

Day Count Convention:	Following, unadjusted

Interest Rate:	5.500% per annum

Date interest starts accruing:	September 8, 2023

Interest Payment Dates:	March 8 and September 8 of each year, subject to the Day Count Convention, commencing on the First Interest Payment Date

First Interest Payment Date:	March 8, 2024

Benchmark Treasury:	3.625% due May 2053

Benchmark Treasury Price:	87-19

Benchmark Treasury Yield:	4.375%

Spread to Benchmark Treasury:	125bps

Re-offer Yield:	5.625%

Ranking:	The 2053 Notes are unsecured obligations of the Issuer and will rank equally with all of the Issuer’s other unsecured and unsubordinated indebtedness

Governing Law:	New York

Optional Redemption:	Make-Whole Call: at the Treasury Rate plus 20bps at any time before March 8, 2053 Par Call at any time on or after March 8, 2053

Issue Price:	98.199%

Gross Proceeds:	US$785,592,000

Filed pursuant to Rule 433

Registration Nos. 333-269898 and

333-269898-01

September 5, 2023

Underwriters’ Fee:	0.875%

All-in Price:	97.324%

Proceeds to Issuer:	US$778,592,000

Global Coordinator:	Citigroup Global Markets Inc.

Joint Bookrunners:

Citigroup Global Markets Inc.

Deutsche Bank Securities Inc.

Goldman Sachs & Co. LLC

J.P. Morgan Securities LLC

Scotia Capital (USA) Inc.

ANZ Securities, Inc.

Bank of China Limited, London Branch

Barclays Capital Inc.

BNP Paribas Securities Corp.

BofA Securities, Inc.

China Construction Bank (Asia) Corporation Limited

CIBC World Markets Corp.

Credit Agricole Securities (USA) Inc.

DBS Bank Ltd.

ICBC Standard Bank Plc

Mizuho Securities USA LLC

MUFG Securities Americas Inc.

Santander US Capital Markets LLC

SMBC Nikko Securities America, Inc.

UBS Securities LLC

Westpac Banking Corporation

CUSIP:	055451 BF4

ISIN:	US055451BF42

**

BHP Billiton Finance (USA) Limited expects that delivery of the 2053 Notes will be made to investors on or about September 8, 2023, which will be the third business day following the date of pricing of the 2053 Notes (such settlement being referred to as “T+3”). Under Rule 15c6-1 under the U.S. Securities Exchange Act of 1934, trades in the secondary market are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade 2053 Notes prior to the second business day before the delivery of the 2053 Notes will be required, by virtue of the fact that the 2053 Notes initially settle in T+3, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement. Purchasers of the 2053 Notes who wish to trade 2053 Notes prior to the second business day prior to the date of delivery of the 2053 Notes should consult their advisors.

Conflicts of Interest - All the underwriters or their affiliates are lenders under the Acquisition Facility and will receive a portion of the net proceeds of this offering, which are intended to be used toward the repayment in full of US$5 billion principal amount of outstanding borrowings under the Acquisition Facility. To the extent that affiliates of Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Scotia Capital (USA) Inc. and any other underwriters or their affiliates receive 5% or more of the net proceeds of this offering (not including the underwriting discount), such underwriters will have a “conflict of interest” pursuant to Rule 5121 of the Financial Industry Regulation Authority (“FINRA”) and this offering will be made in compliance with the requirements of FINRA Rule 5121. Because the 2053 Notes will be investment grade rated, pursuant to Rule 5121, the appointment of a “qualified independent underwriter” is not necessary in connection with this offering. Any underwriter that has a conflict of interest pursuant to Rule 5121, including Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Scotia Capital (USA) Inc., may not confirm sales of the 2053 Notes to any account over which it exercises discretionary authority without the prior written approval of the customer.

Filed pursuant to Rule 433

Registration Nos. 333-269898 and

333-269898-01

September 5, 2023

UK MiFIR – professionals/ECPs-only / No PRIIPs or UK PRIIPs KID – Manufacturer target market (UK MiFIR product governance) is eligible counterparties and professional clients only (all distribution channels). No PRIIPs or UK PRIIPs key information document (KID) has been prepared as the 2053 Notes are not available to retail in EEA or the UK.

The communication of this term sheet and any other document or materials relating to the issue of the 2053 Notes is not being made, and such documents and/or materials have not been approved, by an authorized person for the purposes of section 21 of the United Kingdom’s Financial Services and Markets Act 2000, as amended. Accordingly, this term sheet and such other documents and/or materials are not being distributed to, and must not be passed on to, the general public in the United Kingdom. This term sheet and such other documents and/or materials are for distribution only to persons who (i) have professional experience in matters relating to investments and who fall within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the “Financial Promotion Order”)), (ii) fall within Article 49(2)(a) to (d) of the Financial Promotion Order or (iii) are outside the United Kingdom (all such persons together being referred to as “relevant persons”). This term sheet and any other document or materials relating to the issue of the 2053 Notes are directed only at relevant persons and must not be acted on or relied on by persons who are not relevant persons. Any investment or investment activity to which this term sheet and any other document or materials relating to the issue of the 2053 Notes relates will be engaged in only with relevant persons. Any person in the United Kingdom that is not a relevant person should not act or rely on this term sheet or any other documents and/or materials relating to the issue of the 2053 Notes or any of its contents.

The Issuer and the Guarantor have filed a registration statement (including a prospectus and a preliminary prospectus supplement) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and the other documents the Issuer and the Guarantor have filed with the SEC for more complete information about the Issuer, the Guarantor and this offering. The offer is being made only by means of a prospectus and related prospectus supplement. You may get these documents for free by visiting the SEC’s website at www.sec.gov. Alternatively, the Issuer, the Guarantor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus and the related preliminary prospectus supplement if you request it by calling Citigroup Global Markets Inc. at 1-800-831-9146, Deutsche Bank Securities Inc. at 1-800-503-4611, Goldman Sachs & Co. LLC at 1-866-471-2526, J.P. Morgan Securities LLC at 1-212-834-4533 and Scotia Capital (USA) Inc. at 1-800-372-3930.